UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 1, 1998


                            Piercing Pagoda, Inc.
             (Exact Name of Registrant as Specified in Charter)

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         Delaware                   0-24850                 23-1894725
     (State or Other       (Commission File Number)      (I.R.S. Employer
       Jurisdiction                                     Identification No.)
    of Incorporation)
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                    3910 Adler Place, Bethlehem, PA 18017

              (Address of Principal Executive Offices) (Zip Code)

                                (610) 691-0437

             (Registrant's telephone number, including area code)

                               Not Applicable

         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

            On September 1, 1998, the Registrant completed the acquisition of its sole licensee, Piercing Pagoda of Florida, Inc. In connection with the acquisition, the Registrant issued the press release attached hereto as
Exhibit 1.


Item 7.     Financial Statements.

            (a)   Inapplicable

            (b)   Inapplicable

            (c)   Exhibits

            Exhibit No.       Item

            1                 Press Release issued by Piercing Pagoda, Inc.
                            on September 2, 1998.

            2 Stock Purchase Agreement by and between Piercing Pagoda, Inc. and Richard P. Russ, dated as of August 31, 1998.*

                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PIERCING PAGODA, INC.



Date:  September 11, 1998
                                          By:
                                          John F. Eureyecko
                                          President

                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PIERCING PAGODA, INC.



Date:  September 11, 1998                 By:/s/ John F.Eureyecko
                                             --------------------
                                          John F. Eureyecko
                                          President

                                Exhibit Index


            The following exhibits are filed as part of this Current Report on Form 8-K:

       Exhibit No.        Item

            1             Press Release issued by Piercing Pagoda, Inc. on
                          September 2, 1998.

            2 Stock Purchase Agreement by and between Piercing Pagoda, Inc. and Richard P. Russ, dated as of August 31, 1998.*